                                   EXHIBIT 22

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

                          SUBSIDIARIES OF THE COMPANY

     The following subsidiaries of the Company were included in the November 30, 1994 consolidated financial statements:

                                                                PERCENTAGE OF VOTING
                                                              SECURITIES OWNED BY THE
                                                              COMPANY OR A SUBSIDIARY
                        NAME OF COMPANY                            OF THE COMPANY
                        ---------------                       -----------------------
        Arizona Corporations
        Kaufman and Broad of Arizona, Inc. ..................             100
        Kaufman and Broad Home Sales of Arizona, Inc. .......             100

        California Corporations
        BKJ Construction Company, Inc. ......................             100
        Cable Associates, Inc. ..............................             100
        Custom Decor, Inc. ..................................             100
        First Northern Builders Servicing, Inc. .............             100
        Fullerton Affordable Housing, Inc. ..................             100
        KBASW Mortgage Acceptance Corporation................             100
        KBI/Mortgage Acceptance Corporation..................             100
        KBRAC IV Mortgage Acceptance Corporation.............             100
        Kaufman and Broad -- Central Valley, Inc. ...........             100
        Kaufman and Broad -- Coastal Valleys, Inc. ..........             100
        Kaufman and Broad Communities, Inc. .................             100
        Kaufman and Broad Development Group..................             100
        Kaufman and Broad Embarcadero, Inc. .................             100
        Kaufman and Broad of Fresno, Inc. ...................             100
        Kaufman and Broad Home Sales, Inc. ..................             100
        Kaufman and Broad Insurance Agency, Inc. ............             100
        Kaufman and Broad International, Inc. ...............             100
        Kaufman and Broad Land Company.......................             100
        Kaufman and Broad Land Development
          Venture, Inc. .....................................             100
        Kaufman and Broad -- Monterey Bay, Inc...............             100
        Kaufman and Broad -- Moreno/Perris Valleys, Inc. ....             100
        Kaufman and Broad Multi-Family, Inc. ................             100
        Kaufman and Broad Multi-Housing Group, Inc...........             100
        Kaufman and Broad Multi-Housing Advisors, Inc........             100
        Kaufman and Broad of Northern California, Inc. ......             100
        Kaufman and Broad North Stockton, Inc. ..............             100
        Kaufman and Broad Properties.........................             100
        Kaufman and Broad of Sacramento, Inc. ...............             100
        Kaufman and Broad of San Diego, Inc. ................             100
        Kaufman and Broad -- South Bay, Inc. ................             100
        Kaufman and Broad -- South Coast, Inc. ..............             100
        Kaufman and Broad of Southern California, Inc. ......             100
        Kaufman and Broad -- Utah, Inc.......................             100

                                                                PERCENTAGE OF VOTING
                                                              SECURITIES OWNED BY THE
                                                              COMPANY OR A SUBSIDIARY
                        NAME OF COMPANY                            OF THE COMPANY
                        ---------------                       -----------------------
        Kent Land Company....................................             100
        Kingsbay Escrow Company..............................             100

        Colorado Corporation
        Kaufman and Broad of Colorado, Inc. .................             100

        Delaware Corporations
        International Mortgage Acceptance Corporation........             100
        Kaufman and Broad Development Company................             100
        Kaufman and Broad Limited............................             100

        Illinois Corporations
        Kaufman and Broad of Illinois, Inc. .................             100
        Kaufman and Broad Mortgage Company...................             100

        Massachusetts Corporation
        Kaufman and Broad Homes, Inc. .......................             100

        Mexico Corporations
        Kaufman y Broad de Mexico............................             100
        Kaufman y Broad Asesoria Administrativa..............             100

        Michigan Corporation
        Keywick, Inc. .......................................             100

        Minnesota Corporation
        Kaufman and Broad Custom Homes, Inc..................             100

        Nevada Corporation
        Kaufman and Broad of Nevada, Inc. ...................             100

        New York Corporation
        Kaufman and Broad Homes of Long Island, Inc. ........             100

        Canadian Corporations
        Davisville Investments Co., Ltd......................             100
        Heatherwoods Development Corporation ................             100
        Hillside Village Limited ............................             100
        Margreen Investments, Inc............................             100
        Meadowstream Development Limited ....................             100
        Mississauga Management Ltd. .........................             100
        Victoria Wood Development Corporation, Inc.
          (Ontario) .........................................             100
        Victoria Wood Development Corporation, Inc.
          (York) ............................................             100
        Victoria Wood Development Corporation, Inc.
          (Milton) ..........................................             100
        Victoria Wood Development Corporation, Inc.
          (Pickering)........................................             100
        Victoria Wood Limited ...............................             100
        806628 Ontario, Inc..................................             100

                                                                PERCENTAGE OF VOTING
                                                              SECURITIES OWNED BY THE
                                                              COMPANY OR A SUBSIDIARY
                        NAME OF COMPANY                            OF THE COMPANY
                        ---------------                       -----------------------
        French Corporations
        Bati Service Development S.A.R.L. ...................             100
        Bati Service Promotion S.A. .........................             100
        GIE KB...............................................             100
        Kaufman and Broad Developpement S.A. ................              99.4
        Kaufman and Broad France S.A.........................             100
        Kaufman and Broad Investissements S.A.R.L............             100
        Kaufman and Broad Liberty S.A.R.L....................             100
        Kaufman and Broad Maisons Individuelles S.A..........              99.94
        Kaufman and Broad Rehabilitation S.A.R.L.............              99.94
        Kaufman and Broad Renovation S.A.....................              99.4
        Kaufman and Broad Residences S.A.R.L.................             100
        Millet S.A...........................................             100
        LMP Chancy S.A.......................................             100

        German Corporation
        Kaufman and Broad GmbH...............................             100

     The following subsidiary of the Company was not consolidated in the November 30, 1994 consolidated financial statements, but rather was carried on the equity method of accounting:

        Canadian Corporation
        Barchester Investments Limited.......................              50